Earnings (Loss) per Common Share	12 Months Ended
Dec. 31, 2017
Earnings (Loss) per Common Share
10.	Earnings (Loss) per Common Share

Basic earnings (loss) per common share (“EPS”) are calculated using the weighted average number of shares of common stock outstanding during each period. A reconciliation of the numerators and denominators of the basic and diluted EPS calculations follows.

	Years Ended December 31,
(In millions, except per share data)	2017	2016	2015
Numerator:
Net income attributable to Navient Corporation	$292	$681	$984
Denominator:
Weighted average shares used to compute basic EPS	275	316	376
Effect of dilutive securities:
Dilutive effect of stock options, restricted stock, restricted stock units, performance stock units and Employee Stock Purchase Plan (“ESPP”)(1)	6	6	6
Dilutive potential common shares(2)	6	6	6
Weighted average shares used to compute diluted EPS	281	322	382
Basic earnings per common share attributable to Navient Corporation	$1.06	$2.15	$2.62
Diluted earnings per common share attributable to Navient Corporation	$1.04	$2.12	$2.58

(1)

Includes the potential dilutive effect of additional common shares that are issuable upon exercise of outstanding stock options, restricted stock, restricted stock units, performance stock units and the outstanding commitment to issue shares under the ESPP, determined by the treasury stock method.

(2)

For the years ended December 31, 2017, 2016 and 2015, stock options covering approximately 5 million, 4 million and 6 million shares, respectively, were outstanding but not included in the computation of diluted earnings per share because they were anti-dilutive.